Exhibit 10.2




       SUMMARY OF PERFORMANCE OBJECTIVES APPLICABLE TO ROBERT BUCHER 5/06
                            PERFORMANCE OPTION GRANT



TARGET                                                               WEIGHTING

Achieve min, level of Revenue and EBIT (excluding the effect of
 FAS R 123 option costs)                                                     35%

Restructure the Sales force as required for vertical markets and
 key account initiatives                                                     10%

Measure regarding certain specified accounts                                 15%

Hold material progress discussions with specified parties                    20%

Complete specified product development stages                                10%

Complete Europe and US specified internal projects                           10%